Exhibit 10.1

FIRST AMENDMENT

As of October 11, 2006

THIS FIRST AMENDMENT (this “First Amendment”) is made to the:

(a)
July 10, 2006 Secured Promissory Note (the “DSSF Note”) in favor of DEERFIELD SPECIAL SITUATIONS FUND, L.P., a Delaware limited partnership (“DSSF”) by FAMILYMEDS GROUP, INC. f/k/a DRUGMAX, INC. (the “Borrower”), a Nevada corporation;

(b)
July 10, 2006 Secured Promissory Note (the “DSSIL Note” and collectively with the DSSF Note, the “Note”) in favor of Deerfield Special Situations Fund International Limited, a British Virgin Islands company (“DSSIL”) by Borrower; and

(c)	the Investor Rights Agreement dated as of June 23, 2006 by and among DSSF and DDIL (collectively, the “Lender”) and Borrower (the “Investor Rights Agreement”).

RECITALS:

Under the terms of the Note, in lieu of making any interest payments in cash during the First Year and/or the Second Year (as defined in the Note), Borrower may issue and deliver to Lender a number of registered and freely tradable shares of common stock. Borrower currently is unable to issue freely tradable shares.

AGREEMENTS:

In consideration of the mutual covenants contained herein and benefits to be derived herefrom, it is hereby agreed as follows:

1.    Amendment to Note. The Note is hereby amended as follows:

(a)   by deleting Section 4 in its entirety and substituting the following in its stead:

4.    Interest Payments in Stock.

(a)    Notwithstanding anything to the contrary set forth above, in lieu of making any interest payments in cash during the First Year and/or Second Year, Borrower may, issue and deliver to Lender, on the date the first quarterly interest payment is due for such year, a number of shares of common stock, par value $0.001 per share, of Borrower (“Common Stock”) equal to the quotient of (a) the dollar amount of such interest payment due for such entire year, divided by (b) the Adjusted Share Price. “Adjusted Share Price” means an amount equal to ninety percent (90%) of the lesser of (x) the average of the daily market prices for the Common Stock for the 30 consecutive trading days immediately before September 1, 2006 for the First Year and September 1, 2007 for the Second Year and (y) the daily market price for the Common Stock on September 1, 2006 for the First Year and of the September 1, 2007 for the Second Year. The “daily market price” for each such trading day means (i) the closing bid price on such day on the principal stock exchange (including Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such day as officially quoted on any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau, Inc. Lender hereby acknowledges that Borrower has elected to pay the First Year’s interest in shares of Common Stock and the parties hereby agree that the Adjusted Share Price for the first year is $3.68 and, thus, that the total number of shares of Common Stock to be issued to Lender for the First Years’ interest is 58,878 (the “First Year Shares”). The number of shares issued to pay the interest on the Note during the Second Year (and any securities issued or issuable upon any stock dividend, stock split, recapitalization, or similar event with respect to such shares) shall be referred to as the “Second Year Shares.” Notwithstanding the foregoing, in no event may Borrower make any interest payment hereunder in shares of Common Stock after the occurrence of an Event of Default (as defined below) or if the daily market price for the Common Stock cannot be determined as described above. If the Borrower elects to pay the Second Year interest in shares of Common Stock, it must provide written notice of such election to Lender at least thirty (30) days prior to September 1, 2007.

(b)    With regard to the First Year Shares, Borrower shall promptly instruct its transfer agent to deliver to Lender four certificates, with each certificate representing one quarter of the total number of shares for the First Year’s interest. Similarly, if Borrower elects to pay the Second Year’s interest in shares of Common Stock, the Second Year Shares shall be represented by four equal certificates, one representing each quarterly interest payment during such year. Upon delivery of the certificates for the First Year Shares, Lender shall immediately return to Borrower the $46,575.34 cash interest payment made by Borrower on or about September 20, 2006. Lender hereby waives any late fees or penalties regarding such first quarterly payment.

(c)    The Parties agree that the certificates representing the shares that may be issued hereunder shall contain a customary transfer legend in substantially the following format:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SIMILAR SECURITIES STATUTE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED UPON REGISTRATION OF THE SHARES UNDER THE FOREGOING ACT AND APPLICABLE REGULATIONS ADOPTED THEREUNDER OR UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

2.    Amendment to Investor Rights Agreement.

(a)    First Year Shares. The definition of “Registrable Securities” in the Investor Rights Agreement is hereby amended to include all of the First Year Shares (as defined in Section 1(a) of this First Amendment). On August 23, 2006, Borrower filed a Form S-3 registration statement with the SEC, which registration statement has not yet been declared effective. Borrower shall file a pre-effective amendment to such registration statement within five business days following the date of this First Amendment to include the First Year Shares in such registration statement and shall use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act of 1933 (the “Securities Act”) as promptly as possible after the filing thereof, but in any event within 30 days following the date of this First Amendment; provided, however, that the parties agree that, notwithstanding anything to the contrary, Borrower shall not request effectiveness of such registration statement until after Lender has physically received the certificates representing the First Year Shares.

(b)    Second Year Shares. If Borrower pays any of the interest accruing in the Second Year (as defined in Note) in Common Stock, Borrower agrees to register the resale of such shares by preparing and filing with the Securities and Exchange Commission (the “Commission”) not later than five days following September 1, 2007 (the “Filing Date”) a registration statement or registration statements (as necessary) on Form S-3 covering the resale of all of the Second Year Shares (as defined in Section 1(a) of this First Amendment), in an amount sufficient to cover the resale of such shares. In the event that Form S-3 is unavailable for such a registration, the Borrower shall use such other form as is available and appropriate for such a registration. The Borrower shall use its reasonable best efforts to cause such registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event within 90 days following the date such registration statement is filed (such day referred to herein as the “Effective Date”). The Borrower shall use its reasonable best efforts to keep such registration statement effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Second Year Shares have been sold pursuant to a registration statement and (ii) the date on which the Second Year Shares (in the opinion of counsel to Lender and acceptable to legal counsel for the Borrower) may be immediately sold without restriction (including without limitation as to volume restrictions by each holder thereof) and without registration under the Securities Act (the “Registration Period”). All of the rights and obligations of the parties contained in Sections 3 through 11 of the Investor Rights Agreement shall apply to the Second Year Shares as modified by this paragraph.

3.    Lock Up Agreement. Lender shall not sell or otherwise transfer any of the Common Stock issued in lieu of cash interest payments pursuant to the Note until the respective quarterly interest payment represented by such shares has come due. Accordingly, each of the certificates issued to represent such shares, other than the certificate representing the interest payment due on September 1, 2006, shall contain a legend stating that:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A FIRST AMENDMENT DATED OCTOBER 11, 2006 TO AN INVESTOR RIGHTS AGREEMENT AND PROMISSORY NOTES BETWEEN THE COMPANY AND THE SHAREHOLDER CONTRACTUALLY RESTRICTING THE SALE OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE UNTIL [_____________]”

The forgoing blank shall be filled in with the respective interest payment date.

4.    Representations.

Each Lender hereby represents and warrants to Borrower that:

(a)    It is acquiring the shares for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distributing or reselling the same and such Lender has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof; provided, however, that by making the representation herein, such Lender does not agree to hold any of the securities for any minimum or other specific term (except as contemplated hereby) and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act;

(b)    It is aware that none of the shares have been registered under the Securities Act or under applicable state securities or blue sky laws;

I It is an “Accredited Investor” as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act;

(d)    Either alone or together with its representatives, it has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the shares, has so evaluated the merits and risks of such investment and is able to bear the economic risk of an investment in the shares and, at the present time, is able to afford a complete loss of such investment; and

(e)    It has been afforded (i) the opportunity to ask questions as it has deemed necessary of, and to receive answers from, representatives of the Borrower concerning the terms and conditions of the offering of the shares and the merits and risks of investing in the shares; (ii) access to information about the Borrower and its subsidiaries and their respective financial condition, results of operations, businesses, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Borrower possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

5.    Miscellaneous.

(a)    This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one agreement. Signature pages with facsimile signatures may be treated as originals.

(b)    This First Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)    Any determination that any provision of this First Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this First Amendment.

(d)    Except as expressly amended hereby, the Note and the Investor Rights Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their terms. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision in the Note, the Investor Rights Agreement or any other document executed in connection therewith, the terms and provisions hereof shall control.

(e)    This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without giving effect to conflicts of law issues.

[Remainder of this page intentionally left blank; signatures to follow]

[Signature page to First Amendment Dated October 11, 2006]

BORROWER

FAMILYMEDS GROUP, INC.

By:

Print Name:

Title:

LENDER

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:

Print Name:

Title:

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LIMITED

By:

Print Name:

Title: